                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, United Technologies Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to one million common shares to be offered under the Corporation's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a director of the Corporation:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, JAY L. HABERLAND and RICHARD
L. KAPLAN or any one of them for him or her in his or her name, place and stead, and in his or her capacity as a director of the Corporation, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statements or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 1997.

                                           /s/ George David
                                           ---------------------
                                           George David

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, United Technologies Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to one million common shares to be offered under the Corporation's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a director of the Corporation:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, JAY L. HABERLAND AND RICHARD
M. KAPLAN or any one of them for him or her in his or her name, place and stead, and in his or her capacity as a director of the Corporation, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 1997.

                                           /s/ Howard H. Baker, Jr.
                                           ---------------------
                                           Howard H. Baker, Jr.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, United Technologies Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to one million common shares to be offered under the Corporation's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a director of the Corporation:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, JAY L. HABERLAND AND RICHARD
M. KAPLAN or any one of them for him or her in his or her name, place and stead, and in his or her capacity as a director of the Corporation, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 1997.

                                           /s/ Antonia Handler Chayes
                                           ------------------------
                                           Antonia Handler Chayes

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, United Technologies Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to one million common shares to be offered under the Corporation's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a director of the Corporation:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, JAY L. HABERLAND AND RICHARD
M. KAPLAN or any one of them for him or her in his or her name, place and stead, and in his or her capacity as a director of the Corporation, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 1997.

                                           /s/ Charles W. Duncan, Jr.
                                           ----------------------
                                           Charles W. Duncan, Jr.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, United Technologies Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to one million common shares to be offered under the Corporation's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a director of the Corporation:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, JAY L. HABERLAND AND RICHARD
M. KAPLAN or any one of them for him or her in his or her name, place and stead, and in his or her capacity as a director of the Corporation, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 1997.

                                           /s/ Jean-Pierre Garnier
                                           --------------------
                                           Jean-Pierre Garnier

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, United Technologies Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to one million common shares to be offered under the Corporation's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a director of the Corporation:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, JAY L. HABERLAND AND RICHARD
M. KAPLAN or any one of them for him or her in his or her name, place and stead, and in his or her capacity as a director of the Corporation, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 1997.

                                           /s/ Pehr G. Gyllenhammar
                                           ------------------------
                                           Pehr G. Gyllenhammar

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, United Technologies Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to one million common shares to be offered under the Corporation's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a director of the Corporation:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, JAY L. HABERLAND AND RICHARD
M. KAPLAN or any one of them for him or her in his or her name, place and stead, and in his or her capacity as a director of the Corporation, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of April, 1997.

                                           /s/ Karl J. Krapek
                                           ------------------
                                           Karl J. Krapek

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, United Technologies Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to one million common shares to be offered under the Corporation's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a director of the Corporation:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, JAY L. HABERLAND AND RICHARD
M. KAPLAN or any one of them for him or her in his or her name, place and stead, and in his or her capacity as a director of the Corporation, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 1997.

                                           /s/ Charles R. Lee
                                           ------------------
                                           Charles R. Lee

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, United Technologies Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to one million common shares to be offered under the Corporation's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a director of the Corporation:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, JAY L. HABERLAND AND RICHARD
M. KAPLAN or any one of them for him or her in his or her name, place and stead, and in his or her capacity as a director of the Corporation, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 1997.

                                           /s/ Robert H. Malott
                                           --------------------
                                           Robert H. Malott

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, United Technologies Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to one million common shares to be offered under the Corporation's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a director of the Corporation:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, JAY L. HABERLAND AND RICHARD
M. KAPLAN or any one of them for him or her in his or her name, place and stead, and in his or her capacity as a director of the Corporation, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of April, 1997.

                                           /s/ William J. Perry
                                           --------------------
                                           William J. Perry

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, United Technologies Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to one million common shares to be offered under the Corporation's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a director of the Corporation:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, JAY L. HABERLAND AND RICHARD
M. KAPLAN or any one of them for him or her in his or her name, place and stead, and in his or her capacity as a director of the Corporation, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 1997.

                                           /s/ Frank P. Popoff
                                           -------------------
                                           Frank P. Popoff

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, United Technologies Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to one million common shares to be offered under the Corporation's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a director of the Corporation:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, JAY L. HABERLAND AND RICHARD
M. KAPLAN or any one of them for him or her in his or her name, place and stead, and in his or her capacity as a director of the Corporation, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 1997.

                                           /s/ H. A. Wagner
                                           ----------------
                                           H. A. Wagner

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, United Technologies Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to up to one million common shares to be offered under the Corporation's Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a director of the Corporation:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, JAY L. HABERLAND AND RICHARD
M. KAPLAN or any one of them for him or her in his or her name, place and stead, and in his or her capacity as a director of the Corporation, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 1997.

                                           /s/ Jacqueline G. Wexler
                                           ------------------------
                                           Jacqueline G. Wexler